UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required In Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant To Section 14(a) Of The Securities Exchange Act Of 1934

(Amendment No.  )

Filed by the Registrant     ☐

Filed by a Party other than the Registrant    ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐            Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐            Definitive Proxy Statement

☐            Definitive Additional Materials

☒           Soliciting Material Under Rule 14a-12

THE STEAK N SHAKE COMPANY
(Name of Registrant as Specified in Its Charter)

THE LION FUND L.P.
BIGLARI CAPITAL CORP.
WESTERN SIZZLIN CORP.
WESTERN ACQUISITIONS L.P.
WESTERN INVESTMENTS INC.
SARDAR BIGLARI
PHILIP L. COOLEY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒            No fee required.

☐             Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐            Fee paid previously with preliminary materials:

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

The Lion Fund L.P. (“Lion Fund”) and Western Sizzlin Corp. (“Western Sizzlin”), together with the other participants named herein, are filing materials contained in this Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the anticipated solicitation of proxies for the election of two nominees as directors at the next annual meeting of stockholders (the “Annual Meeting”) of The Steak n Shake Company. Lion Fund and Western Sizzlin have not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

Item 1: The following graphic is on display on billboards located in the Indianapolis, Indiana area:

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY WHICH MAY BE DONE ONLY PURSUANT TO A DEFINITIVE PROXY STATEMENT. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE LION FUND, L.P. ("LION FUND"), BIGLARI CAPITAL CORP. ("BCC"), WESTERN SIZZLIN CORP. ("WSC"), WESTERN ACQUISITIONS L.P. ("WAL"), WESTERN INVESTMENTS, INC. ("WII"), SARDAR BIGLARI AND PHILIP L. COOLEY, FROM THE STOCKHOLDERS OF THE STEAK N SHAKE COMPANY, FOR USE AT ITS NEXT ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE STEAK N SHAKE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WILL BE PROVIDED WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, MORROW & CO., INC. AT ITS TOLL-FREE NUMBER (800) 607-0088. THE PARTICIPANTS IN THE PROXY SOLICITATION ARE ANTICIPATED TO BE LION FUND, BCC, WSC, WAL, WII, SARDAR BIGLARI AND PHILIP L. COOLEY (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE SCHEDULE 13D FILED BY THEM WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 17, 2007 WITH RESPECT TO THE STEAK N SHAKE COMPANY, AS AMENDED. THAT SCHEDULE 13D, AS AMENDED, IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. AS OF NOVEMBER 6, 2007, EACH OF THE PARTICIPANTS MAY BE DEEMED TO BENEFICIALLY OWN 2,106,945 SHARES OF COMMON STOCK OF THE STEAK N SHAKE COMPANY, CONSISTING OF THE FOLLOWING: (1) 929,200 SHARES HELD DIRECTLY BY LION FUND AND 20,000 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY LION FUND, (2) 561,100 SHARES UNDERLYING AMERICAN-STYLE CALL OPTIONS HELD DIRECLTY BY WSC, (3) 590,345 SHARES HELD DIRECTLY BY WAL, (4) 4,300 SHARES HELD DIRECTLY BY PHILIP L. COOLEY, (5) 2,000 SHARES HELD DIRECTLY BY PHILIP L. COOLEY'S SPOUSE. EACH OF THE PARTICIPANTS DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES EXCEPT TO THE EXTENT OF HIS/ITS PECUNIARY INTEREST THEREIN.